SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 21, 2001
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                        (Date of earliest event reported)


                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                          0-14815                        25-2413363
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(State of other jurisdiction   Commission File Number)           (IRS Employer
  of incorporation)                                             Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania               19422-0764
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(Address of principal executive offices)                          (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)


                         Exhibit Index appears on page 4




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Item 5.           Other Events



         Progress Financial Corporation ("Progress" or the "Company") announced that it has signed a definitive agreement with Comerica Bank- California, a subsidiary of Comerica Incorporated ("Comerica"), to sell a significant portion of the assets of Techbanc, Progress' specialized lending division to Comerica. The sale will include $31 in outstanding loans as of November 15, 2001 from 38 loan relationships, including $11 million in loans to pre-profit companies; total deposits of $36 million related to these accounts; off balance sheet sweep accounts of approximately $35 million related to these accounts; warrants to purchase common stock related to these accounts; a contingent deferred payment to Progress based upon the value realized on the warrants during the period ending December 31, 2003; and possible additional loan relationships and related assets. The closing of the transaction is expected to occur by December 31, 2001, subject to regulatory approval. The Company does not expect to report any material gain or loss on the closing of the transaction. For further information, see the press release dated November 21, 2001 attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   November 26, 2001            By:    /s/ Michael B. High
                                           -------------------------------------
                                           Michael B. High
                                           Chief Operating Officer and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX




       Exhibit Number                       Description
       --------------                       -----------

         99(a)                     Press Release on TechBanc Sale
                                   distributed on November 21, 2001

                                  Exhibit 99(a)


                         Press Release on TechBanc Sale

[OBJECT OMITTED]FOR IMMEDIATE RELEASE         Contacts:
                                              Michael B. High
                                              Progress Financial Corporation
                                              610-941-4804
                                              mike_high@progressbank.com

                                              Keith Turner
                                              Comerica Bank
                                              408-556-5111
                                              keith_turner@comerica.com

                                              Adrienne Moch
                                              Pacifico, Inc.(for Comerica Bank)
                                              408-293-8600 x319
                                              amoch@pacifico.com

        Progress Bank Sells TechBanc Assets to Comerica Bank - California

         Blue Bell, Pa, November 21, 2001--Progress Financial Corporation (the "Company" - Nasdaq: PFNC) and Comerica Bank - California, a subsidiary of Comerica Incorporated (NYSE: CMA), announced today they have signed a definitive agreement to sell a significant portion of TechBanc, Progress' specialized lending division to Comerica Bank - California. The sale is subject to regulatory approval. Terms of the agreement were not disclosed.

         Included in the sale are loans, deposits and warrants of TechBanc's technology-based companies. This agreement will enable the Technology and Life Sciences Division of Comerica Bank - California to expand in the markets of New Jersey and Pennsylvania with most of the Progress TechBanc team joining this group.
         W. Kirk Wycoff, president and CEO of Progress Bank, explained: "We are extremely pleased that the value Progress created by forming TechBanc five years ago has garnered the interest of a banking institution such as Comerica. Although TechBanc has significantly contributed to the profitability of Progress Bank since its inception, we will now be able to dedicate our resources to more traditional lines of business, including expanding our retail franchise and focusing on core banking."

"The addition of TechBanc's portfolio and personnel fits well into our strategy of serving all major U. S. technology centers," said Richard Casey, president of Comerica's Technology and Life Sciences Division. "This team will offer clients the familiarity of dealing with hometown bankers along with Comerica's extensive products and services, enhancing our mid-atlantic region."

Progress Financial Corporation
------------------------------
         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania, and Shrewsbury, New Jersey. The Company also receives fees for construction and development activities through Progress Development Corporation; fees for venture capital management services provided by Progress Capital Management, Inc.; and financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pennsylvania. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

Comerica Incorporated
----------------------
The Technology and Life Sciences Division of Comerica Bank - California serves major technology centers from 18 offices throughout the United States. It provides credit and financial services and products to young, growing, professionally backed technology and life sciences companies, as well as the mature counterparts in the computer products, Internet services, telecommunications, life sciences and e-commerce industries.
Comerica Incorporated is a multi-state financial services provider headquartered in Detroit, with banking subsidiaries in Michigan, California and Texas, banking operations in Florida, and businesses in several other states. Comerica has an investment services affiliate, Munder Capital Management, commercial banking operations in Canada and a commercial banking subsidiary in Mexico. Comerica reported total assets of $50 billion at September 30, 2001.

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